UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

THE MARQUIE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North, Suite 4887 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 351-3021

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 4, 2025, The Marquie Group, Inc. (the “Company”) decided the change audit firms, and notified its current auditor, Olayinka Oyebola & Co. (“Olayinka”) of this decision.

On June 4, 2025 the Company engaged and executed an agreement with LAO Professionals CPAs (“LAO”), as the Company’s new independent accountant to replace Olayinka.

The board of directors of the Company, acting as the audit committee, approved the decision to change independent accountants.

During the quarters ended February 28, 2025 and November 30, 2024, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Olayinka on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Olayinka would have caused Olayinka to make reference thereto in connection with its report.

During the quarters ended February 28, 2025 and November 30, 2024 the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management of the Company discussed with Olayinka the continued existence of material weaknesses in the Company’s internal control over financial reporting.

The Company requested Olayinka to furnish it with a letter addressed to the SEC stating whether or not Olayinka agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated May 27, 2025 is filed as Exhibit 16.1 to this current report on Form 8-K.

During the Company’s quarters ended February 28, 2025 and November 30, 2024 neither the Company nor anyone on the Company’s behalf consulted with Olayinka regarding any of the following:

(i)       either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Olayinka concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(ii)       any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Olayinka Oyebola & Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Marquie Group, Inc.

Date: June 5, 2025	By:	/s/ Marc Angell
	Name:	Marc Angell
	Title:	Chief Executive Officer

3